EXHIBIT 99.3

AgEagle Aerial Systems Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2021
(Unaudited)

	AgEagle Aerial				AgEagle Aerial
	Systems Inc.	senseFly			Systems Inc.
	And Subsidiaries	Consolidated	Pro Forma		And Subsidiaries
	Historical	Historical	Adjustments	Note 4	Pro Forma

ASSETS
Current Assets:
Cash	$32,221,558	$499,939	$(12,084,537)	(A)	$20,636,960
Accounts receivable	672,263	3,064,004	—		3,736,267
Inventories, net	1,737,628	1,830,938	—		3,568,566
Prepaid and other current assets	1,001,271	721,632	—		1,722,903
Notes receivable	700,000	—	—		700,000
Total current assets	36,332,720	6,116,513	(12,084,537)		30,364,696

Property and equipment, net	382,936	354,020	—		736,956
Right of use asset	1,010,397	—	—		1,010,397
Intangible assets, net	6,310,818	40,348	7,803,505	(B)	14,154,671
Goodwill	64,573,288	—	12,102,512	(B)	76,675,800
Other assets	25,000	218,437	—		243,437
Total assets	$108,635,159	$6,729,318	$7,821,480		$123,185,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$1,186,800	$5,769,603	$—		$6,956,403
Accrued expenses and other liabilities	1,009,221	723,992	(44,375)	(C)	1,688,838
Deferred revenue	615,860	—	—		615,860
Current portion of lease liability	251,799	—	—		251,799
Current portion of liabilities related to acquisition agreement	4,000,000	—	4,500,000	(D)	8,500,000
Current portion of interest-bearing liabilities	—	458,000	—		458,000
Other current provisions	—	676,554	—		676,554
Total current liabilities	7,063,680	7,628,149	4,455,625		19,147,454

Deferred tax liability	—	—	—	(E)	—
Long term portion of lease liability	767,491	—	—		767,491
Long term portion of liabilities related to acquisition agreement	6,625,000	—	5,000,000	(D)	11,625,000
Long term portion of interest-bearing liabilities	—	3,522,653	(2,537,184)	(F)	985,469
Total Liabilities	14,456,171	11,150,802	8,668,807		32,525,414

Stockholders’ Equity:
Total stockholders’ equity	94,178,988	(4,421,484)	903,039	(A)(B)(C)(D)(F)(G)	90,660,543
Total liabilities and stockholders’ equity	$108,635,159	$6,729,318	$7,821,480		$123,185,957

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

AgEagle Aerial Systems Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2021
(Unaudited)

	AgEagle Aerial				AgEagle Aerial
	Systems, Inc.	senseFly			Systems, Inc.
	And Subsidiaries	Consolidated	Pro Forma		And Subsidiaries
	Historical	Historical	Adjustments	Note 4	Pro Forma

Revenues	$5,660,662	$9,183,613	$—		$14,844,275
Cost of sales	2,885,008	3,245,325	—		6,130,333
Gross Profit	2,775,654	5,938,288	—		8,713,942

Operating Expenses:
General and administrative	8,183,236	2,937,460	1,377,984	(C)(G)	12,498,680
Professional fees	2,244,804	—	—		2,244,804
Research and development	2,115,367	4,584,580	—		6,699,947
Sales and marketing	1,813,069	2,710,416	—		4,523,485
Total Operating Expenses	14,356,476	10,232,456	1,377,984		25,966,916
Loss from Operations	(11,580,822)	(4,294,168)	(1,377,984)		(17,252,974)

Other Income (Expenses):
Interest (expense) income, net	12,850	(28,722)	—		(15,872)
Paycheck Protection Program Loan Forgiveness	108,532	—	—		108,532
Loss on disposal of fixed assets	(3,712)	—	—		(3,712)
Other Income, net	83,548	(57,263)	—		26,285
Total Other Expenses	201,218	(85,985)	—		115,233
Loss Before Income Taxes	(11,379,604)	(4,380,153)	(1,377,984)		(17,137,741)
Provision for income taxes	—	—	—		—
Net Loss Available to Common Stockholders	$(11,379,604)	$(4,380,153)	$(1,377,984)		$(17,137,741)

Net Loss Per Common Share - Basic and Diluted	$(0.17)	$—	$—		$(0.25)

Weighted Average Number of Shares Outstanding During the Period -- Basic and Diluted	68,243,666	—	—		68,243,666

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

AgEagle Aerial Systems Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2020
(Unaudited)

	AgEagle Aerial				AgEagle Aerial
	Systems, Inc.	senseFly			Systems, Inc.
	And Subsidiaries	Consolidated	Pro Forma		And Subsidiaries
	Historical	Historical	Adjustments	Note 4	Pro Forma

Revenues	$1,285,383	$12,445,021	$—		$13,730,404
Cost of sales	711,650	5,397,115	—		6,108,765
Gross Profit	573,733	7,047,906	—		7,621,639

Operating Expenses:
Selling expenses	40,003	—	—		40,003
General and administrative	2,732,274	3,533,572	—		6,265,846
Professional fees	2,703,371	—	—		2,703,371
Research and development	29,392	4,753,758	—		4,783,150
Sales and marketing	—	5,204,103	—		5,204,103
Total Operating Expenses	5,505,040	13,491,433	—		18,996,473
Loss from Operations	(4,931,307)	(6,443,527)	—		(11,374,834)

Other Income (Expenses):
Interest (expense) income, net	—	(415,702)	—		(415,702)
Loss on disposal of fixed assets	(594)	—	—		(594)
Other Income, net	(549)	—	—		(549)
Total Other Expenses	(1,143)	(415,702)	—		(416,845)
Loss Before Income Taxes	(4,932,450)	(6,859,229)	—		(11,791,679)
Provision for income taxes	—	—	—		—
Net Loss	$(4,932,450)	$(6,859,229)	$—		$(11,791,679)
Deemed dividends on redemption of Series D Preferred Stock	(3,763,591)	—	—		(3,763,591)
Deemed dividends on Series C Preferred Stock and Series D warrants	(4,050,838)	—	—		(4,050,838)
Deemed dividends on issuance and repurchase of Series E Preferred Stock	(1,227,120)	—	—		(1,227,120)
Series D Preferred stock dividends	(69,778)	—	—		(69,778)

Net Loss Available to Common Stockholders	$(14,043,777)	$(6,859,229)	$—		$(20,903,006)

Net Loss Per Common Share - Basic and Diluted	$(0.35)	$—	$—		$(0.51)

Weighted Average Number of Shares Outstanding During the Period -- Basic and Diluted	40,688,019	—	—		40,688,019

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

AgEagle Aerial Systems Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2019
(Unaudited)
	AgEagle Aerial				AgEagle Aerial
	Systems, Inc.				Systems, Inc.
	And Subsidiaries	senseFly Consolidated	Pro Forma		And Subsidiaries
	Historical	Historical	Adjustments	Note 4	Pro Forma

Revenues	$296,677	$16,764,720	$—		$17,061,397
Cost of sales	202,049	9,116,931	—		9,318,980
Gross Profit	94,628	7,647,789	—		7,742,417

Operating Expenses:
Selling expenses	65,015	—	—		65,015
General and administrative	1,850,225	4,054,554	—		5,904,779
Professional fees	662,633	—	—		662,633
Research and development	38,948	5,267,892	—		5,306,840
Sales and marketing	—	5,488,033	—		5,488,033
Total Operating Expenses	2,616,821	14,810,479	—		17,427,300
Loss from Operations	(2,522,193)	(7,162,690)	—		(9,684,883)

Other Income (Expenses):
Interest (expense) income, net	—	126,585	—		126,585
Other Income, net	(501)	(178,880)	—		(179,381)
Total Other Expenses	(501)	(52,295)	—		(52,796)
Loss Before Income Taxes	(2,522,694)	(7,214,985)	—		(9,737,679)
Provision for income taxes	—	—	—		—
Net Loss	$(2,522,694)	$(7,214,985)	$—		$(9,737,679)
Series D Preferred stock dividends	(162,222)	—	—		(162,222)

Net Loss Available to Common Stockholders	$(2,684,916)	$(7,214,985)	$—		$(9,899,901)

Net Loss Per Common Share - Basic and Diluted	$(0.19)	$—	$—		$(0.67)

Weighted Average Number of Shares Outstanding During the Period -- Basic and Diluted	14,714,533	—	—		14,714,533

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared using AgEagle Aerial Systems Inc.’s (“the Company”), and senseFly S.A.’s and senseFly Inc.’s (together “senseFly”) historical financial information and present the pro forma effect of the acquisition and certain adjustments described herein in accordance with Article 11 of Regulation S-X. The historical financial information of the Company and senseFly has been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The historical financial information of the Company and the information presented herein are in U.S. dollars (“USD”).

The unaudited pro forma condensed consolidated financial statements were prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Topic 805, Business Combinations (“ASC 805”) with the Company considered the acquirer of senseFly (“the Acquisition”) for accounting purposes. The pro forma condensed consolidated financial statements are provided for illustrative purposes only and are not intended to represent, and are not necessarily indicative of, what the operating results or financial position of the Company would have been had the Acquisition been completed on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position. The pro forma condensed consolidated balance sheet gives effect to the transaction as if the Acquisition occurred on September 30, 2021 and the pro forma condensed consolidated statement of operations gives effect to the transaction as if it occurred on January 1, 2021, 2020 and 2019. The pro forma financial information does not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that the Company may achieve with respect to the Acquisition. Additionally, the unaudited pro forma condensed consolidated statements of operations do not include non-recurring charges or credits that result directly from the Acquisition. Differences between estimates used in the purchase price allocation included within these unaudited pro forma consolidated financial statements and the final purchase price allocation amounts will occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed consolidated financial statements or future financial statements.

The historical financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) expected to have a continuing impact on the consolidated results of the combined companies.

Note 2. Description of the Transaction

The aggregate purchase price for the shares of senseFly S.A. is $21,000,000, less the amount of senseFly S.A.’s debt and subject to a customary working capital adjustment. The consideration is also subject to a $4,565,000 holdback to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. The holdback is scheduled to be released in two equal installments, less any amounts paid or reserved for outstanding indemnity claims, on December 31, 2022 and December 31, 2023 in accordance with the terms of the senseFly S.A. Purchase Agreement.

The aggregate purchase price for the shares of senseFly Inc. is $2,000,000, less the amount of senseFly Inc.’s debt and subject to a customary working capital adjustment. The consideration is also subject to a $435,000 holdback to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. The holdback is scheduled to be released in two equal installments, less any amounts paid or reserved for outstanding indemnity claims, on December 31, 2022 and December 31, 2023 in accordance with the terms of the senseFly Inc. Purchase Agreement.

A portion of the consideration under the senseFly S.A. Purchase Agreement is comprised of shares of common stock of the Company, par value $0.001 (“Common Stock”), having an aggregate value of $3,000,000 based on a volume weighted average trading price of the Common Stock over a ten consecutive trading day period prior to the date of issuance of the shares of Common Stock to Parrot (the “Shares”). The Shares are issuable 90 days after the closing date of the transaction. Pursuant to the terms of the senseFly S.A. Purchase Agreement and a Registration Rights Agreement, dated as of October 19, 2021, the Company has agreed to file a Form S-3 Registration Statement (the “Registration Statement”) covering the resale of the Shares with the Securities and Exchange Commission (the “SEC”) no later than ten business days following the date the Shares are issued to Parrot. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as possible after the filing date, but in any event no later than 90 days after the filing date, and shall use its best efforts to keep the Registration Statement effective and in compliance with the provisions of the Securities Act (including by preparing and filing with the SEC such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary) until all Shares and other securities covered by such Registration Statement have been disposed of. Parrot is required to reimburse the Company up to $50,000 for reasonable legal fees and expenses incurred by the Company in connection with such registration.

Pursuant to the senseFly S.A. Purchase Agreement, Parrot, senseFly S.A. and the Company will enter into a transition services agreement and a technology license and support agreement. Pursuant to the 6-month transition services agreement, Parrot will provide senseFly S.A. with certain information technology and related transition services. Under the technology license and support agreement, Parrot is granting a perpetual license, subject to certain termination rights of the parties, to senseFly S.A. with respect to certain technology used in the fixed-wing drone manufacturing business of senseFly S.A.

The senseFly S.A. Purchase Agreement and the senseFly Inc. Purchase Agreement contain certain customary representations, warranties and covenants, including representations and warranties by the applicable seller with respect to the business, operations and financial condition of the target company. The purchase agreements also include post-closing covenants relating to the confidentiality and employee non-solicitation obligations of the respective seller, and the agreement of each such seller not to compete with certain aspects of the business of the target companies following the closing of the transaction. The purchase agreements further include post-closing covenants relating to employee non-solicitation obligations of the respective buyer. The completion of the transactions contemplated by each purchase agreement is subject to customary closing conditions, including, among others: (i) the absence of a material adverse effect on the target companies, (ii) the delivery by the parties of certain ancillary transaction documents, and (iii) the execution by certain key employees of senseFly S.A. of employment agreements. Subject to certain limitations, each of the parties will be indemnified for damages resulting from third party claims and breaches of the parties’ respective representations, warranties and covenants in the purchase agreements.

Note 3. Purchase Consideration and Preliminary Purchase Price Allocation

The fair value of the purchase consideration was allocated to the preliminary fair value of the net tangible assets acquired and to the separately identifiable intangible assets. The excess of the aggregate fair value of the net tangible assets and identified intangible assets has been treated as goodwill in accordance with ASC 805.

The Company has performed a preliminary valuation analysis of the fair market value of the assets to be acquired and liabilities to be assumed. Using the total consideration for the Acquisition, the Company has estimated the allocations to such assets and liabilities.

The preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of tangible assets; (2) changes in allocations to intangible assets such as trade names, developed technology and customer relationships, as well as goodwill; and (3) other changes to assets and liabilities.

The following table summarizes the allocation of the preliminary purchase price as of the acquisition date of October 18, 2021:

Calculation of Goodwill:
Net purchase price	$23,228,006

Less fair value of assets acquired:
Cash & short-term investments	1,152,862
Other tangible assets	2,169,127
Identifiable intangibles	7,803,505

Fair value of assets acquired	$11,125,494

Goodwill	$12,102,512

4. Pro Forma Adjustments

The pro forma adjustments in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 and the unaudited pro forma condensed consolidated statements of operations for the periods ended September 30, 2021, December 31, 2020, and December 31, 2019 are as follows:

(A) Adjustment to pay the sellers in the transaction as per the purchase agreement upon closing:
Cash paid to Parrot and Parrot U.S. per the purchase agreement	$12,084,537

(B) Adjustments to record intangibles and goodwill per valuation report of senseFly as part of purchase price accounting:
To record intangibles as identified per valuation report of senseFly	$7,803,505
To record goodwill as identified per valuation report of senseFly	12,102,512

(C) Adjustment to remove transaction expenses paid by senseFly prior to the closing:
Removed cash paid to vendors related to the transaction during the interim period	$(44,375)

(D) Adjustments to book future payments to the sellers in the transaction as per the purchase agreement:
Cash and stock to be paid 90-days after closing per the purchase agreement	$4,500,000
Holdback cash to be paid in equal parts on December 31, 2022 and 2023 per the purchase agreement	5,000,000
$9,500,000

(E) Represents the deferred tax impact associated with the incremental differences in book and tax basis created from the preliminary purchase price allocation resulting from the step up in fair value of intangible assets. This estimate of deferred income tax liabilities is preliminary and is subject to change based upon the final determination of the fair value of assets acquired and liabilities assumed.	$—

(F) Adjustment to record forgiveness of debt by seller as per the purchase agreement upon closing:
Removed seller debt as per the purchase agreement	$(2,537,184)

(G) Adjustment to record amortization from new intangibles during the interim period:
Added amortization from new intangibles per valuation report of senseFly	$1,422,359